EXHIBIT 99(a)


                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
RF Microsystems, Inc.

We have audited the accompanying balance sheet of RF Microsystems, Inc. as of January 31, 1997, and the related statements of income and retained earnings and cash flows for the nine months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The Company is a wholly-owned subsidiary of REMEC. The Company's results of operations and its cash flows are not necessarily indicative of those that would have been achieved by the Company had it operated on a stand-alone basis.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RF Microsystems, Inc. at January 31, 1997 and the results of its operations and its cash flows for the nine months then ended in conformity with generally accepted accounting principles.


                                                            /S/

                                                     Ernst & Young LLP

San Diego, California
October 13, 1997

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
                              RF Microsystems, Inc.

                                  Balance Sheet

                                January 31, 1997


ASSETS
Current assets:
   Cash                                                                                    $       1,000
   Accounts receivable, net of allowance for doubtful accounts of $28,000                      1,166,000
   Prepaid expenses and other current assets                                                      37,000
                                                                                          -----------------
Total current assets                                                                           1,204,000

Property, plant and equipment, at cost:
   Computer equipment                                                                             29,000
   Furniture and fixtures                                                                          6,000
   Office and other equipment                                                                    104,000
                                                                                          -----------------
                                                                                                 139,000
   Less accumulated depreciation and amortization                                                (40,000)
                                                                                          -----------------
                                                                                                  99,000

Intangible asset, net of accumulated amortization of $10,000                                     210,000
                                                                                          -----------------
                                                                                              $1,513,000
                                                                                          =================
LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
   Accounts payable                                                                        $      64,000
   Accrued compensation and related                                                              202,000
   Accrued expenses                                                                              124,000
                                                                                          -----------------
Total current liabilities                                                                        390,000

Advances from parent                                                                             942,000

Shareholder's equity:
   Common shares - no par value, 1,000,000 shares authorized;
     1,000 shares issued and outstanding                                                          23,000
   Retained earnings                                                                             158,000
                                                                                          -----------------
Total shareholder's equity                                                                       181,000
                                                                                          -----------------
                                                                                              $1,513,000
                                                                                          =================

See accompanying notes.

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


                              RF Microsystems, Inc.

                    Statement of Income and Retained Earnings

                   For the nine months ended January 31, 1997


Contract revenues                                                 $   4,770,000

Operating expenses:
   Direct costs of contract revenues                                  3,259,000
   Indirect costs of contract revenues and general and
     administrative expenses                                          1,248,000
                                                                 --------------
Total operating expenses                                              4,507,000

Income from operations before provision for income taxes                263,000

Provision for income taxes                                              105,000
                                                                 --------------
Net income                                                              158,000

Retained earnings, beginning of period                                        -
Retained earnings, end of period                                    $   158,000
                                                                 ==============

See accompanying notes.

                              RF Microsystems, Inc.

                             Statement of Cash Flows

                   For the nine months ended January 31, 1997


OPERATING ACTIVITIES
Net income                                                                                   $  158,000
Adjustments to reconcile net income to net cash used for operating activities:
     Depreciation and amortization                                                               50,000
     Provision for doubtful accounts                                                             49,000
     Changes in operating assets and liabilities:
       Accounts receivable                                                                     (281,000)
       Prepaid expenses and other current assets                                                 30,000
       Accounts payable and accrued expense                                                      (5,000)
       Accrued compensation and related                                                          15,000
       Accrued expenses                                                                          10,000
       Advances from parent                                                                     594,000
                                                                                          -----------------
Net cash provided by operating activities                                                       620,000

INVESTING ACTIVITIES
Acquisition of property, plant and equipment                                                    (37,000)
                                                                                          -----------------
Net cash used for investing activities                                                          (37,000)

FINANCING ACTIVITIES
Payments under capital lease obligations                                                        (40,000)
Payments on notes payable                                                                      (542,000)
                                                                                          -----------------
Net cash used for financing activities                                                         (582,000)

Decrease in cash                                                                                  1,000
Cash at beginning of period                                                                           -
                                                                                          -----------------
Cash at end of end of period                                                                  $   1,000
                                                                                          =================

See accompanying notes.

                              RF MICROSYSTEMS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                JANUARY 31, 1997


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

Effective April 30, 1996, REMEC Inc. ("REMEC" or "Parent") acquired all of the outstanding common stock of RF Microsystems, Inc. (the "Company") from STM Wireless, Inc. in a transaction that was accounted for as a purchase. Immediately after the closing of the acquisition, the assets and operations of the Company related to the design and manufacture of microwave systems and components were transferred to one of REMEC's other wholly owned subsidiaries.

Accordingly, the accompanying financial statements of the Company reflect the allocation of REMEC's purchase price on a "push down" basis to the remaining assets and operations.

The Company provides technical and engineering services under contracts with the U.S. Government and its agencies and prime contractors to the U.S. Government in the areas of communications, navigation, electronic warfare and data processing.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CONCENTRATION OF CREDIT RISK

Accounts receivable are principally from U.S. Government Agencies and prime contractors to the U.S. Government. Credit is extended based on an evaluation of the customer's financial condition and generally collateral is not required.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment is stated at cost less accumulated depreciation and amortization. Depreciation is provided using the straight-line method over the estimated useful lives of the assets which range from three to seven years.

                              RF MICROSYSTEMS, INC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INTANGIBLE ASSETS

In connection with REMEC's purchase of RF Microsystems in 1996, the Company recorded $220,000 in goodwill as an intangible asset representing the excess of REMEC's purchase price over the deemed fair value of net assets acquired related to the operations retained by the Company. The goodwill is being amortized over 15 years.

REVENUE RECOGNITION

Revenues from government contracts are recognized under the percentage-of-completion method on a cost plus basis.

INCOME TAXES

The Company's results of operations for the nine month period from May 1, 1996 through January 31, 1997 have been included in the consolidated federal income tax return and state income tax returns of REMEC. The provision for income taxes included on the accompanying income statement represents management's estimate of the provision for income taxes that would have been recorded had the Company operated on a stand-alone basis.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions about the future that effect the amounts reported in the consolidated financial statements. These estimates include assessing the collectability of accounts receivable, the usage and recoverability of long-lived assets and the incurrence of losses on long-term contracts. Actual results could differ from those estimates.

LONG-LIVED ASSETS

In March 1995, the Financial Accounting Standards Board issued Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, which requires impairment losses to be recognized for long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows are not sufficient to recover the assets' carrying amount. There was no effect on the Company's financial position or results of operations related to application of Statement No. 121.

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


                              RF MICROSYSTEMS, INC.

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. RELATED PARTY TRANSACTIONS

Included in indirect costs of contract revenues and general and administrative expense in the accompanying income statement are certain administrative overhead expenses totaling approximately $105,000 charged to the Company by REMEC.

4. INCOME TAXES

The Company has a deferred tax asset at January 31, 1997 of approximately $65,000 related to reserves and accrued expenses. The Company has recorded a valuation allowance for the full balance of the deferred tax asset as management believes realization of the asset is uncertain.

The current provision for taxes based on income from operations consists of the following at January 31, 1997:

                                             AMOUNT           PERCENT
                                        ----------------- ----------------

   Federal                                    $89,000           34%
   State                                       16,000            6%
                                        ----------------- ----------------
                                             $105,000           40%
                                        ================= ================

5. COMMITMENTS

The Company leases office facilities under operating leases which expire on various dates through 2002. Facilities rent expense under operating leases for the nine months ended January 31, 1997 totaled approximately $140,000. Minimum future obligations under non-cancelable operating leases are as follows for years ending January 31:

          1998                                      $ 94,000
          1999                                        54,000
          2000                                        56,000
          2001                                        57,000
          2002                                        59,000
                                                 --------------
                                                    $320,000
                                                 ==============

6. SUBSEQUENT EVENT

On August 26, 1997, REMEC entered into a definitive agreement to sell all of the outstanding common stock of the Company to ACS, Inc. This transaction closed on September 12, 1997.

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

                             RF MICROSYSTEMS, INC.

                             INTERIM BALANCE SHEET
                                 JULY 31, 1997
                                (IN THOUSANDS)
                                  (UNAUDITED)



                                    ASSETS
Current assets:
Cash and cash equivalents                                                    $1
Contract receivables                                                      1,534
Prepaid expenses                                                             24
                                                                     -----------
   Total current assets                                                   1,559
                                                                     -----------
Property and equipment, net                                                 288
Other assets                                                                203
                                                                     -----------
      Total assets                                                       $2,050
                                                                     ===========



                     LIABILITIES AND STOCKHOLDER'S EQUITY
Current Liabilities:
Accounts payable                                                            $16
Accrued expenses                                                            313
Advances from parent                                                      1,413
                                                                     -----------
   Total current liabilities                                              1,742
Total stockholder's equity                                                  308
                                                                     -----------
      Total liabilities and stockholder's equity                         $2,050
                                                                     ===========


  The accompanying notes are an integral part of these unaudited interim financial statements.


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

                              RF MICROSYSTEMS, INC.

                        INTERIM STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                     SIX MONTHS ENDED JULY 31
                                                      1997              1996
                                                  ------------     -------------

Revenues                                             $3,078            $2,567

Direct Costs                                          2,150             1,560

Indirect, general and administrative expenses           682               869
                                                   ----------         ---------

Income from operations                                  246               138

Interest expense                                          -                 -

Other income, net                                         -                 -
                                                   ----------         ---------

Income before taxes                                     246               138

Provision for income taxes                               96                54
                                                   ----------         ---------

Net income                                             $150               $84
                                                   ==========         =========



  The accompanying notes are an integral part of these unaudited interim financial statements.


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
                              RF MICROSYSTEMS, INC.

                        INTERIM STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)



                                                        SIX MONTHS ENDED JULY 31
                                                              1997     1996
                                                            -------- --------

Cash flows from operating activities:
Net income                                                    $150      $84
Adjustments to reconcile net income to net cash provided by
     operating activities-
     Depreciation and amortization                              32       20
     Changes in assets and liabilities:
         Contract receivables                                 (368)     941
         Prepaid expenses                                       13       15
         Accounts payable and accrued expenses                 (61)    (548)
         Advances from parent                                  448     (258)
                                                            -------   -------

              Net cash provided by operating activities        214      254
                                                            -------   -------

Cash flows from investing activities:
Purchases of property and equipment                           (214)       -
                                                            -------   -------

             Net cash used in investing activities            (214)       -
                                                            -------   -------


Net increase in cash                                             -      254

Cash and cash equivalents, beginning of year                     1       82
                                                            -------   -------

Cash and cash equivalents, end of period                        $1     $336
                                                            =======   =======


  The accompanying notes are an integral part of these unaudited interim financial statements.


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


                              RF MICROSYSTEMS, INC.
                 NOTES TO UNAUDITED INTERIM FINANCIAL STATEMENTS
                                  JULY 31, 1997



1. The interim financial statements included herein have been prepared by RF Microsystems, Inc. (the Company"), without audit. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of interim period results have been included. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. These unaudited interim financial statements should be read in conjunction with the Company's financial statements and notes thereto for its nine months ended January 31, 1997, included elsewhere in this filing. The results of operations for the six month period ended July 31, 1997, are not necessarily indicative of the results to be expected for the full fiscal year ending January 31, 1998.

2. On August 26, 1997, Advanced Communication Systems, Inc. entered into a definitive agreement to buy all of the outstanding common stock of the Company. This transaction was closed on September 12, 1997.


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